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MacDermid  Incorporated  Newsline
Waterbury,  CT  06720-9984
Tel  (203)  575-5700
Offices  located  worldwide.


                       Waterbury,  CT,  May 12, 2000

                          For Immediate Release



    *  For  the  Fourth  Quarter               *For  the  Year
       -------------------------                --------------
     Net  Sales  189,790,000  up 59%        Net Sales 756,046,000 up 97%
                 -----------     ---                  -----------    ---
     Earnings  Per  Share  $0.40           Earnings Per Share  $1.70 up  19%
                           -----                               -----     ---
          equal to prior year
   (Prior to One-Time Merger Charges)      (Prior to One-Time Merger Charges)



MacDermid, Incorporated, a worldwide manufacturer of proprietary specialty chemical products and equipment for the electronics, metal finishing and graphic arts industries, headquartered in Waterbury, Connecticut, today reported results for its fiscal year ended March 31, 2000. The results reflect the merger with Polyfibron Technologies, Inc. ("PTI") on December 27, 1999, which has been accounted for as a pooling of interests.

*Pooling of interests accounting requires us to present the financial information as if the companies had been merged in both the current period and the comparable period. We do not believe this presentation to be useful in comparing our results. Therefore we have chosen to present our "management reports" which compare the businesses and operations as if pooling had not occurred. We are presenting prior periods as they were reported at that time. Current periods remain the same under either approach.

Earnings per share of $0.40 before one time charges of $0.01, are significantly below last quarter's $0.47 (including accretion of $0.07 per share from PTI) excluding one time charges, and equal to the same quarter last year as reported at that time. Of the shortfall, $0.10 per share in the quarter is attributed to three primary factors: poor results in the North American Advanced Surface Finishing group, continuing costs related to the start up of the newest Via Tek facility, and a ramp down of an equipment contract with a major customer. The North American shortfall was due to factory integration issues related to the W. Canning acquisition, continuing price erosion in Electronics, and the shift to an alternate material by a major customer that does not require MacDermid technology. The newest ViaTek installation experienced costs related to the ramp up to full volume production as expected; MacDermid now believes all technical issues have been resolved and profitability will begin in the second half of FY01.

Daniel H. Leever, Chairman and Chief Executive Officer said, "As previously announced we are disappointed to be breaking our trend of record quarters. We are confident we will improve earnings per share next quarter and throughout the rest of FY01. We have undertaken several initiatives to reduce cost and insure the factory integration cost increases do not reoccur; these initiatives are expected to amount to $0.04 per share per quarter. Whereas we are optimistic about our prospects, especially in Asia and Europe. We are concerned about currency exchange rates in Europe and continuing challenges in North America.

MacDermid Graphic Arts produced operating profits for the quarter of over $14 million, ahead of expectations. Had PTI been combined with MacDermid Graphic Arts in the prior quarter of the previous year, then revenues for the quarter would have been up 5% to about $70 million and operating profit would have increased 15.6%. We are confident about the prospects for this increasingly important part of MacDermid. As evidence of our commitment to Graphic Arts we announced an agreement to acquire ColorSpan, a digital printing company that we believe will further add to our technology and product leadership."


                                    Daniel  H.  Leever       Oz  Griebel
                                    Chairman  &  CEO         President  &  COO

May  12,  2000
                                    NYSE-MRD              CUSIP-554373  10  2



This report and other Corporation reports and statements describe many of the positive factors affecting the Corporation's future business prospects. Investors should also be aware of factors which could have a negative impact on those prospects. These include political, economic or other conditions such as currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the business; competitive products, advertising, promotional and pricing activity; the degree of acceptance of new product introductions in the marketplace; technical difficulties which may arise with new product introductions; and the difficulty of forecasting sales.




                             MacDermid, Incorporated
              Pro Forma Condensed Consolidated Schedule of Earnings
                  Management Accounts Before Effects of Pooling

In  $  Thousands     Three  months  ended  Mar.  31st
                     2000 (F1)     1999 (F2)     Difference PTI adds   Other chg
                     ------        -----         ---------- --------   ---------
Total Net Sales      $189,790       $119,004     $70,786     $61,509     $9,277
Gross Margin           87,627         59,576      28,051      26,421      1,630
Gross Margin %          46.2%          50.1%       39.6%       43.0%      17.6%

Selling, Technical
and Administrative
Expenses               56,924         38,847      18,077      15,758      2,319
One-Time Merger
Costs (Includes
Extraordinary Item)       501              0         501         164        337
Operating Profit -
EBITA                  30,202         20,729       9,473      10,499     <1,026>
 Operating Profit %
(excl. One-Time
Merger Costs)           16.2%          17.4%       14.1%       17.3%      <7.4%>

Amortization            4,245          2,881       1,364       1,194        170
Other                    <290>          <820>        530        <730>     1,260

EBIT                   26,247         18,668       7,579      10,035     <2,456>

Net Interest Expense    7,127          4,211       2,916       2,530        386
Earnings before
Income Taxes          $19,120        $14,457      $4,663      $7,505    $<2,842>

Income Taxes            6,403          4,254       2,149       2,316       <167>

Net Earnings          $12,717        $10,203      $2,514      $5,189    $<2,675>
Diluted Earnings
per Common Share        $0.39          $0.40

Diluted Average
Common Shares
Outstanding          32,428,391    25,418,554


Net Earnings excl.
One-time Merger Costs $12,983        $10,203
Diluted EPS excl.
One-Time Merger Costs   $0.40          $0.40



(F1)  MacDermid  combined  with  PTI  for  FY  2000
(F2)  MacDermid  as  previously  reported  before  the  merger  for  FY  1999






















                             MacDermid, Incorporated
              Pro Forma Condensed Consolidated Schedule of Earnings
                  Management Accounts Before Effects of Pooling

In  $  Thousands   Year  ended  Mar.  31st
                     2000 (F1)    1999 (F2)    Difference    PTI adds    Other chg
                     ------       ------       ----------    --------    ---------
Total Net Sales     $756,046     $382,648     $373,398       $253,436     $119,962
Gross Margin         356,903      189,687      167,216        108,809       58,407
Gross Margin %         47.2%        49.6%        44.8%          42.9%        48.7%

Selling, Technical
and Administrative
Expenses             222,692      118,231      104,461         63,430       41,031
One-Time Merger
Costs (Includes
Extraordinary Item)   13,684            0       13,684         11,794        1,890
Operating Profit -
EBITA                120,527       71,456       49,071         33,585       15,486
Operating Profit %
(excl. One-Time
Merger Costs)          17.8%        18.7%        16.8%          17.9%        14.5%

Amortization          17,563        7,505       10,058          5,100        4,958
Other                    935       <1,612>       2,547           <742>       3,289

EBIT                 102,029       65,563       36,466         29,227        7,239

Net Interest Expense  31,044       11,500       19,544         13,002        6,542
Earnings before
Income Taxes         $70,985      $54,063      $16,922        $16,225         $697

Income Taxes          25,644       17,780        7,864          6,408        1,456

Net Earnings         $45,341      $36,283       $9,058         $9,817        $<759>
Diluted Earnings
per Common Share       $1.40        $1.43

Diluted Average
Common Shares
Outstanding         32,429,450    25,427,288


Net Earnings excl.
One-time Merger
Costs                  $55,027    $36,283
Diluted EPS excl.
One-Time Merger Costs    $1.70      $1.43



(F1)  MacDermid  combined  with  PTI  for  FY  2000
(F2)  MacDermid  as  previously  reported  before  the  merger  for  FY  1999




























                             MacDermid, Incorporated
            Pro Forma Condensed Consolidated Balance Sheets Schedule
                  Management Accounts Before Effects of Pooling

In $ Thousands                          Mar. 31, 2000 (F1)  Mar. 31, 1999 (F2)
Cash and Equivalents                           20,116           18,596
Accounts Receivable                           180,629          161,843
Inventories                                   115,602          111,118
Other Current Assets                           12,812           18,438
                                               ------           ------
                                              329,159          309,995

Property, Plant & Equip. (net)                154,149          149,172
Goodwill                                      209,903          186,127
Other Intangibles                              54,891           61,621
Other Long Lived Assets                        38,782           42,813
                                               ------           ------

Total Assets                                  786,884          749,728

Payables                                      143,927          151,750
Short Term Debt                                50,910           43,421
Long Term Debt                                360,348          381,286
Other Long Term Liabilities                    18,386           20,225
Shareholders Equity                           213,313          153,046
                                              -------          -------

Total Liabilities and Shareholders Equity     786,884          749,728

Debt to Total Capital                             66%              73%


(F1)  MacDermid  combined  with  PTI  for  FY  2000
(F2)  MacDermid as previously reported before the merger added to PTI "like period"
for  FY  1999








                             MacDermid, Incorporated
             Pro Forma Condensed Consolidated Schedule of Cash Flows
                  Management Accounts Before Effects of Pooling

        In $ Thousands          Fourth Quarter               For the Year
                                --------------               ------------
                            FY '00 (F1)  FY '99 (F2)   FY '00 (F1)  FY '99 (F2)
Net Income                    12,717       10,203        45,341       36,283

Merger Costs                     266          ---         9,686          ---
Depreciation                   4,910        2,332        18,895        7,089
Amortization                   4,245        2,880        17,563        7,505
Provision for bad debt         1,410          310         2,473        1,383
Change in Working Capital    <12,501>      <3,788>      <24,438>       1,280

Cash from Operations          11,047       11,937        69,520       53,540

Capital Expenditures          <5,104>      <1,399>      <24,039>      <5,442>
Dividends Paid                  <624>        <503>       <2,133>      <2,011>

Free Cash Flow Available for
Investment before merger costs 5,319       10,035        43,348       46,087



(F1)  MacDermid  combined  with  PTI  for  FY  2000
(F2)  MacDermid  as  previously  reported  before  the  merger  for  FY  1999








                                    MacDermid, Incorporated
                              Sales and Operating Margin by Group
                         Management Accounts Before Effects of Pooling

In $ Thousands                               Fourth Quarter
                                             --------------
                                          FY 00 (F1)    FY 99 (F2)

MRD  Liquid  Printing:
 Sales                                        8,603        9,130
 Operating Margin                             4,223        3,672

PTI:
 Sales                                       61,509            0
 Operating Margin                            10,499            0

GRAPHIC  ARTS:
 Sales                                       70,112        9,130
 Operating Margin                            14,722        3,672

ADVANCE  SURFACE  FINISHES:
 Sales, Proprietary                          82,752       71,753
 Sales, Other                                36,926       38,121
 Operating Margin                            15,981       17,057

TOTAL:
 Sales                                      189,790      119,004
 Operating Margin                            30,703       20,729



(F1)  MacDermid  combined  with  PTI  for  FY  2000
(F2)  MacDermid  as  previously  reported  before  the  merger  for  FY  1999





                                  MacDermid, Incorporated
                                  Sales and Margins by Region
                         Management Accounts Before Effects of Pooling

In $ Thousands                     Fourth Quarter               Full Year
                                    --------------               ---------
                                FY 00 (F1)  FY 99 (F2)       FY 00 (F1)  FY 99 (F2)

AMERICAS
  Sales                            92,855     60,081           388,433    211,489
  Op. Margin                       16,624     11,152            81,250     41,020
  OM %                              17.9%      18.6%             20.9%      19.4%

EUROPE
  Sales                            66,082     41,403           246,300     99,472
  Op. Margin                        9,296      7,155            33,030     11,322
  OM %                              14.1%      17.3%             13.4%      11.4%

ASIA
  Sales                            30,853     17,520           121,313     71,696
  Op. Margin                        4,783      2,422            19,931     11,609
  OM %                              15.5%      13.8%             16.4%      16.2%

TOTAL
  Sales                           189,790    119,004           756,046    382,648
  Op. Margin                       30,703     20,729           134,211     63,951
  OM %                              16.2%      17.4%             17.8%      16.7%


(F1)  MacDermid  combined  with  PTI  for  FY  2000
(F2)  MacDermid  as  previously  reported  before  the  merger  for  FY  1999








                             MacDermid, Incorporated
                   Condensed Consolidated Summary of Earnings
                       GAAP to Reflect Pooling Accounting

In  $  Thousands         Three months ended Mar. 31st    Year ended  Mar.  31st
                                 2000       1999             2000       1999
                                 ----       ----             ----       ----

Total Net Sales                 $189,790   $178,774         $756,046    $610,604
Gross Margin                      87,627     86,385          356,903     292,935
 Gross Margin %                    46.2%      48.3%            47.2%       48.0%

Selling, Technical and
Administrative Expenses           56,924     52,606          222,692     174,188
One-Time Merger Costs                501          0            7,617           0
Operating Profit - EBITA          30,202     33,779          126,594     118,747
 Operating Profit % (excl.
One-time Merger Costs)             16.2%      18.9%            17.8%       19.4%

Amortization                       4,245      4,090           17,563      12,330
Other                               <290>    <1,594>             935      <2,688>

EBIT                              26,247     31,283          108,096     109,105
Net Interest Expense               7,127      7,881           31,044      25,638

Earnings Before Income Taxes
 & Extraordinary Item             19,120     23,402           77,052      83,467
Income Taxes                       6,403      6,173           27,949      27,841

Net Earnings Before
Extraordinary Item                12,717     17,229           49,103      55,626
Extraordinary  Charge  for
 Early Retirement of Debt,
 Net of $2,305 Tax Benefit             0          0           <3,762>          0

Net Earnings                     $12,717    $17,229          $45,341     $55,626

Earnings Per Share before
 Extraordinary Item                $0.39      $0.53            $1.52       $1.72
Extraordinary Item Per Share           0          0             $.12           0
Diluted Earnings Per Common Share  $0.39      $0.53            $1.40       $1.72

Diluted Average Common
 Shares Outstanding             32,428,391  32,418,531     32,429,450  32,421,296

Net Earnings excl. One-time
  Merger Costs                   $12,983    $17,229          $55,027     $55,626
Diluted EPS excl. One-Time
  Merger Costs                     $0.40      $0.53            $1.70       $1.72
































                             MacDermid, Incorporated
                      Condensed Consolidated Balance Sheets
                       GAAP to Reflect Pooling Accounting

In $ Thousands                 Mar. 31, 2000     Mar. 31, 1999

Cash and Equivalents               20,116              19,436
Accounts Receivable               180,629             159,998
Inventories                       115,602             104,452
Other Current Assets               21,073              19,332
                                  -------             -------
                                  337,420             303,218

Property, Plant & Equip. (net)    154,149             146,473
Goodwill                          208,848             182,415
Other Intangibles                  54,891              62,011
Other Long Lived Assets            42,226              43,172
                                  -------             -------

Total Assets                      797,534             737,289

Payables                          148,358             143,596
Short Term Debt                    50,910              41,979
Long Term Debt                    360,348             368,102
Other Long Term Liabilities        24,605              20,262
Shareholders Equity               213,313             163,350
                                  -------             -------

Total Liabilities and
  Shareholders Equity             797,534             737,289

Debt to Total Capital                 66%                72%








                             MacDermid, Incorporated
                  Condensed Consolidated Summary of Cash Flows
                       GAAP to reflect Pooling Accounting

In $ Thousands                Fourth Quarter               For the Year
                              --------------               ------------
                            FY '00     FY '99         FY '00       FY '99
Net Income                   12,717     17,229          45,341     55,626

Depreciation                  4,910      4,081          18,895     14,522
Amortization                  4,245      4,084          17,563     12,330
Provision for bad debt        1,410        339           2,473      1,507
Working Capital changes     <12,501>       749         <24,438>    <3,529>

Cash from Operations         10,781     26,482          59,834     80,456

Cash from Investing         <13,423>   <15,667>        <36,937>  <195,697>
Cash from Financing          <9,840>   <22,543>        <22,793>   129,968

Currency translation          3,228     <2,611>          2,384        <84>

Increase/(Decrease) in Cash  <9,254>   <14,339>          2,488     14,643


















                             MacDermid, Incorporated
                Sales and Margins by Previously Separate Entities
                       GAAP to reflect Pooling Accounting

                                     4THQ FY 2000            4THQ FY 1999
In $ Thousands                MRD     PTI     Consol.    MRD     PTI     Consol.
                              ---     ---     -------    ---     ---     -------

Total Net Sales             128,281   61,509  189,790    119,004    59,770  178,774
Gross Margin                 61,206   26,421   87,627     59,576    26,809   86,385
 Gross Margin %               47.7%    43.0%    46.2%      50.1%     44.8%    48.3%

ST&A Expenses                41,503   15,922   57,425     38,847    13,759   52,606
Operating Profit - EBITA     19,703   10,499   30,202     20,729    13,050   33,779
 Operating Profit             15.4%    17.1%    15.9%      17.4%     21.8%    18.9%
